                                                                    EXHIBIT 10-5

                               AMENDMENT NO. 5 TO
                           LOAN AND SECURITY AGREEMENT

            AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this "Fifth Amendment") dated as of June 30, 2005 by and among Lexington Precision Corporation, a Delaware corporation ("LPC") and Lexington Rubber Group, Inc., a Delaware corporation ("LRG", and together with LPC, each, individually, a "Borrower" and collectively, "Borrowers"), the lenders party to the Loan Agreement (as hereinafter defined) (each individually, a "Lender" and collectively, "Lenders") and Ableco Finance LLC, a Delaware limited liability company, in its capacity as agent for Lenders (in such capacity, "Agent").

                              W I T N E S S E T H:

            WHEREAS, Borrowers, Agent and Lenders have entered into financing arrangements pursuant to which Lenders have made loans to Borrowers as set forth in the Loan and Security Agreement, dated December 18, 2003, by and among Borrowers, Agent and Lenders (as heretofore amended or otherwise modified, as amended hereby, and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this Fifth Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

            WHEREAS, Borrowers have requested that Agent and Lenders agree to certain amendments to the Loan Agreement and Agent and Lenders are willing to agree to the requested amendments, subject to the terms and conditions contained herein.

            NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            Section 1. Definitions.

                  1.1. Defined Terms. For purposes of this Fifth Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

                  1.2. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                        (a) "Fifth Amendment" shall mean Amendment No. 5 to Loan and Security Agreement, dated as of June 30, 2005, by and among the Borrowers, the Agent and the Lenders.

                        (b) "Fifth Amendment Effective Date" shall mean the date the Fifth Amendment becomes effective.

            Section 2. Amendments to the Loan Agreement.

                  2.1. Special Reserve. The definition of the term "Special Reserve" set forth in Section 1.107 of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "1.107 "Special Reserve" shall mean the term "Special Reserve" as defined in the Working Capital Loan Agreement as in effect on the Fifth Amendment Effective Date."

                  2.2. Financial Covenants.

                        (a) Section 9.17 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "9.17 Leverage Ratio. Borrowers and their Subsidiaries, on a consolidated basis, shall, not permit the ratio of consolidated secured Indebtedness (including letters of credit) to consolidated EBITDA as of the end of each trailing twelve month period of Borrowers and their Subsidiaries for which the last month ends on a date set forth below to be greater than the applicable ratio set forth below:

Leverage Ratio                Applicable Period
--------------                -----------------
3.35:1.00               For the trailing twelve months
                          ending December 31, 2003

3.35:1.00               For the trailing twelve months
                          ending January 31, 2004

3.35:1.00               For the trailing twelve months
                         ending February 29, 2004

3.35:1.00               For the trailing twelve months
                          ending March 31, 2004

3.35:1.00               For the trailing twelve months
                          ending April 30, 2004

3.35:1.00               For the trailing twelve months
                          ending May 31, 2004

3.50:1.00               For the trailing twelve months
                          ending June 30, 2004

3.50:1:00               For the trailing twelve months
                          ending July 31, 2004

3.50:1.00               For the trailing twelve months
                          ending August 31, 2004

3.50:1.00               For the trailing twelve months
                          ending September 30, 2004

3.25:1.00               For the trailing twelve months
                          ending October 31, 2004

3.25:1.00               For the trailing twelve months
                          ending November 30, 2004

3.35:1.00               For the trailing twelve months

                          ending December 31, 2004

3.35:1.00               For the trailing twelve months
                          ending January 31, 2005

3.35:1.00               For the trailing twelve months
                          ending February 28, 2005

3.35:1.00               For the trailing twelve months
                          ending March 31, 2005

3.25:1.00               For the trailing twelve months
                          ending April 30, 2005

3.10:1.00               For the trailing twelve months
                          ending May 31, 2005

3.00:1.00               For the trailing twelve months
                          ending June 30, 2005

2.75:1.00               For the trailing twelve months
                          ending July 31, 2005

2.75.1.00               For the trailing twelve months
                          ending August 31, 2005

2.75:1.00               For the trailing twelve months
                          ending September 30, 2005

2.50:1.00               For each trailing twelve months
                        period ending on the last day of
                        each calendar month thereafter"

                        (b) Section 9.18 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "9.18 Minimum EBITDA. (a) Borrowers and their Subsidiaries, on a consolidated basis, shall, at all times have, and shall maintain, EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount              Applicable Period
-----------------              -----------------
$10,000,000             For the trailing twelve months
                          ending December 31, 2003

$10,000,000             For the trailing twelve months
                          ending March 31, 2004

$12,000,000             For the trailing twelve months
                          ending June 30, 2004

$12,500,000             For the trailing twelve months
                          ending September 30, 2004

$11,500,000             For the trailing twelve months
                          ending December 31, 2004

$11,500,000             For the trailing twelve months
                          ending March 31, 2005

$12,000,000             For the trailing twelve months
                          ending June 30, 2005

Applicable Amount              Applicable Period
-----------------              -----------------
$12,500,000             For the trailing twelve months
                          ending September 30, 2005

$13,500,000             For the trailing twelve months
                          ending December 31, 2005

$15,000,000             For each trailing twelve months
                        period ending on the last day of
                        each quarter thereafter

                  (b) Borrowers and their Subsidiaries, on a consolidated basis, shall, at all times have, and shall maintain, Rubber Group EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount            Applicable Period
-----------------            -----------------
    $3,250,000           For the three month period ending
                                September 30, 2004

    $5,000,000            For the six month period ending
                                 December 31, 2004

    $9,500,000           For the nine month period ending
                                  March 31, 2005

   $12,000,000            For the trailing twelve months
                               ending June 30, 2005

   $12,500,000            For the trailing twelve months
                             ending September 30, 2005

   $13,000,000            For the trailing twelve months
                             ending December 31, 2005

   $14,000,000            For the trailing twelve months
                               ending March 31, 2006

   $15,000,000            For each trailing twelve months
                         period ending on the last day of
                             each quarter thereafter"

                        (c) Section 9.19 of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "9.19 Fixed Charge Coverage Ratio. Borrowers and their Subsidiaries, on a consolidated basis, shall, at all times have, and shall maintain, a Fixed Charge Coverage Ratio, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Fixed Charge Coverage
        Ratio                  Applicable Period
---------------------          -----------------
         0.50:1.00        For the three months ending
                               December 31, 2003

0.85:1.00           For the three months ending
                          March 31, 2004

0.45:1.00            For the six months ending
                           June 30, 2004

0.45:1.00           For the nine months ending
                        September 30, 2004

0.55:1.00          For the twelve months ending
                         December 31, 2004

0.60:1.00         For the trailing twelve months
                       ending March 31, 2005

0.75:1.00         For the trailing twelve months
                       ending June 30, 2005

0.75:1.00         For the trailing twelve months
                     ending September 30, 2005

0.85:1.00         For the trailing twelve months
                     ending December 31, 2005

0.90:1.00         For the trailing twelve months
                       ending March 31, 2006

1.00:1.00            For each trailing twelve
                    months period ending on the
                     last day of each quarter
                            thereafter"

            Section 3. Representations and Warranties. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by each Borrower to Agent and Lenders pursuant to the other Financing Agreements, Borrowers, jointly and severally, hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                  3.1. Corporate Power and Authority. This Fifth Amendment and each other agreement or instrument to be executed and delivered by each Borrower have been duly authorized, executed and delivered by all necessary action on the part of such Borrower which is a party hereto and thereto and, if necessary, its stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower contained herein and therein constitute legal, valid and binding obligations of such Borrower enforceable against it in accordance with their terms except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.2. Consents: Approvals. No action of, or filing with, or consent of any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Fifth Amendment other than the filing of a Report on Form 8-K pursuant to the Exchange Act.

                  3.3. No Event of Default. No Event of Default, and no condition or event which, with the giving of notice or lapse of time, or both, would constitute an Event of

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Default, exists or has occurred and is continuing after giving effect to the provisions of this Fifth Amendment. All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, are true and correct in all respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

            Section 4. Conditions Precedent. This Fifth Amendment shall be effective as of the date hereof but only upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

                  4.1. Agent shall have received an original of this Fifth Amendment, duly authorized, executed and delivered by Borrowers;

                  4.2. Agent shall have received a fully-executed copy of Amendment No. 5 to the Working Capital Loan Agreement, the form and substance of which shall be satisfactory to Agent;

                  4.3. the Working Capital Agent and the Working Capital Lenders shall have consented to this Fifth Amendment and the amendments to the Loan Agreement set forth herein;

                  4.4. no Default or Event of Default shall exist or have occurred and be continuing; and

                  4.5. all legal matters incident to this Fifth Amendment shall be satisfactory to the Agent and its counsel.

            Section 5. Consent to Working Capital Amendment. The Agent and the Lenders hereby acknowledge that the Borrowers are entering into an amendment to the Working Capital Lender Agreements on the terms set forth in that certain Amendment No. 5 to Amended and Restated Loan and Security Agreement, dated as of the date hereof, among the Borrowers, the Working Capital Agent and the Working Capital Lenders, and consent thereto for all purposes in accordance with the provisions of Section 9.9(e)(v) of the Loan Agreement.

            Section 6. Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of any Borrower to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by any Borrower in connection herewith shall in each case constitute an Event of Default under the Financing Agreements.

            Section 7. Miscellaneous.

                  7.1. Effect of this Fifth Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Fifth Amendment and the other Financing Agreements, the terms of this Fifth Amendment shall control. The Loan Agreement and this Fifth Amendment shall be read and construed as one agreement.

                  7.2. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

                  7.3. Binding Effect. This Fifth Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  7.4. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Fifth Amendment.

                  7.5. Counterparts. This Fifth Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Fifth Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. Delivery of an executed counterpart of this Fifth Amendment by facsimile or electronic mail shall have the same force and effect as delivery of an original executed counterpart of this Fifth Amendment. Any party delivering an executed counterpart of this Fifth Amendment by facsimile or electronic mail also shall deliver an original executed counterpart of this Fifth Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Fifth Amendment as to such party or any other party hereto.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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            IN WITNESS WHEREOF, Agent, Lenders and Borrowers have caused this
Fifth Amendment to be duly executed as of the day and year first above written.

AGENT and LENDERS                                            BORROWERS

ABLECO FINANCE LLC, as Agent and                 LEXINGTON PRECISION CORPORATION
Lender (on behalf of itself and its affiliate assigns)

By: /s/ Dan Wolf                                        By: /s/ Michael A. Lubin
    -------------------------------                         --------------------
Title:      SVP                                         Title: Chairman

                                                   LEXINGTON RUBBER GROUP, INC.

                                                   By: /s/ Michael A. Lubin
                                                       -------------------------
                                                   Title: Chairman